Exhibit 10 (V)

               LANDLORD'S CONSENT TO ASSIGNMENT OF LEASE AGREEMENT

         Whereas, this Landlord's Consent to Assignment of Lease Agreement (the "Consent") is entered this 1 day of APRIL , 2003, by Russell Acree, M.D., pursuant to the provision in Article VII, Section 8.l, Assignment and Subletting, in that certain Lease Agreement, dated February 1, 1988, also including all Extensions and Amendments thereto, by and between Russell Acree, M.D. and Gambro Healthcare Renal Care, Inc., formerly known as Cominunity Dialysis Centers, Inc. (hereinafter "Gambro") (the "Assigned Agreement").

         Whereas, referenre is hereby made to that certain Asset Sale Agreement to be executed between Gambro Healthcare Renal Care, Inc. (the "Seller") and Dialysis Corporation of America (the "Buyer") (the "Sale Agreement"), pursuant to which the Seller proposes to sell to the Buyer substantially all of the assets and going business of the Seller relating to the outpatient dialysis center located in and around Adel, Georgia (the "Transaction").

         Whereas, the undersigned party (the "Contract Party") to the Assigned Agreement hereby consents to the following assignment and assumption, pursuant to the Sale Agreement, and the Contract Party does hereby irrevocably release Gambro from any and all liability of any form or nature whatsoever under the Assigned Agreement, from and after the Effective Date of the Assignment of Contracts for this Transaction between the Seller and the Buyer, which shall become effective as of the date of the closing of the Transaction (the "Closing Date"):

         (a) the assignment by the Seller to the ]Buyer of all of the rights, interests and benefits of the Seller in and under the Assigned Contract arising from and after the Closing Date; and
         (b) the assumption by the Buyer of all of the obligations of the Seller under the Assigned Contract arising from and after the Closing Date, and the agreement of the Buyer to comply with and be bound by the provisions of the Assigned Contract from and after the Closing Date.

         IN WITNESS WHEREOF, the Contract Party has caused this Consent to be executed on the date set forth above by its duly authorized officer or other signatory.

                                                     /s/ Russell Acree, M.D.

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                                                     RUSSELL ACREE, M.D.